Restructuring and impairment charges	12 Months Ended
Dec. 31, 2023
Restructuring and impairment charges [Abstract]
Restructuring and impairment charges	Restructuring and impairment charges

	2023	2022
Impairment related to Hinton pulp mill	$121	$13
Impairment related to Quesnel River Pulp mill and Slave Lake Pulp mill	20	—
Restructuring and impairment related to Canadian lumber operations	81	—
Impairment related to US lumber operations	47	29
Impairment related to South Molton mill	—	9
Impairment related to equity accounted investment	7	—
Other restructuring charges	3	9
	$279	$60
In the year ended December 31, 2023, we recorded restructuring and impairment charges of $279 million.
We recorded an impairment loss of $121 million in relation to the sale of the Hinton pulp mill (see note 6). In addition, we recorded an impairment loss of $20 million in relation to the sale of the Quesnel River Pulp mill and Slave Lake Pulp mill (see note 6).
We recorded restructuring and impairment charges of $81 million related to facility closures and curtailments due to availability of economic fibre sources in B.C.
We recorded restructuring and impairment charges of $47 million associated with the announcement of the permanent closure of our lumber mill in Maxville, Florida and the indefinite curtailment of operations at our lumber mill in Huttig, Arkansas.
We estimated the recoverable amount of the impaired assets based on their value in use. The recoverable amount of the property, plant and equipment subject to impairment, other than the disposal group discussed above, was $36 million.
An impairment loss of $7 million was recorded in the year ended December 31, 2023 in relation to an equity accounted investment in our lumber segment that produces and distributes wood pellets. Restructuring charges of $3 million were recorded in the year ended December 31, 2023 relating to the closure of a regional corporate office in our lumber segment and the closure of a distribution centre in our pulp & paper segment.